CALAMOS INVESTMENT TRUST

Calamos Timpani SMID Growth Fund (the “Fund”)

Supplement dated June 1, 2026 to the Fund’s

Prospectus, Summary Prospectus and

Statement of Additional Information, each dated February 27, 2026

This supplement further supplements and provides updated information on certain key dates to that contained in the amended and restated Supplement dated April 28, 2026 to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information.

Conversion of the Fund to an ETF – Key Date Updates

The purpose of this supplement is advise of the change of two key dates of which Shareholders need to be aware (in bold type below); namely, the anticipated closing date of the conversion as well as the date on which existing Fund share classes – Class A, Class R6 and Class I – will be consolidated into Class I shares.

In connection with the proposed conversion of the Fund into an ETF, Class A and Class R6 shares of the Fund will be consolidated into Class I shares of the Fund on or about September 4, 2026, prior to the conversion which is expected to occur on or about September 11, 2026. Existing holders of Class R6 shares should be aware that Class I shares are subject to additional costs not typically associated with Class R6 shares and as a result may not be eligible for holding by certain retirement accounts. In coordination with the financial intermediaries holding Class R6 Shares of the Fund for shareholders, the Advisor will assist those Class R6 shareholders seeking to either exchange or redeem their Class R6 shares prior to the contemplated conversion date.

This supplement updates certain information contained in the amended and restated supplement dated April 28, 2026 to the Prospectus, Summary Prospectus and SAI noted above and should be attached to the Prospectus, Summary Prospectus and SAI and retained for future reference.